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                                  EXHIBIT 10.17

               WIA/JOB TRAINING PARTNERSHIP ACT AGREEMENT ("JTPA")

                               DATED JULY 1, 2000


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                                                            Agreement #C2000-163

                   CITY OF TORRANCE HUMAN RESOURCES DEPARTMENT
                          VOCATIONAL TRAINING AGREEMENT

This Agreement is made between the City of Torrance, a California municipal corporation (City) and INETVERSITY, A CALIFORNIA CORPORATION (Contractor).

         THE PARTIES AGREE AS FOLLOWS:

1. SCOPE: This Agreement establishes the terms and conditions under which students will receive occupational skills training through the City's grant-funded job training programs. Contractor represents that it is qualified to perform those services.

2. TERM AND AMOUNT: This Agreement will become effective on July 1, 2000 and will end on June 30, 2002 for an amount not to exceed $150,000 (Agreement Total).

3. CONTENTS OF AGREEMENT: This Agreement consists of this signature page, the attached Standard Terms and Conditions, and the exhibits listed below.

         -    Exhibit A - Example of City Training Voucher
         -    Exhibit B - Terms of Training
         -    Exhibit C - Terms of Payment

4. LIMITATION: This Agreement is not a commitment for referral of students, and constitutes a financial obligation upon submission of an invoice that is issued subsequent to Contractor's receipt of an authorized training voucher.

5. EXECUTION: The person(s) executing this Agreement warrants that they are duly authorized to do so and agree to be bound by this agreement.

CITY OF TORRANCE                       iNetVersity
a Municipal Corporation                a California Corporation
/s/ Dee Hardison                       By: /s/ Noreen Khan
----------------------------------     ------------------------------------
Dee Hardison, Mayor                    Noreen Khan, Chief Executive Officer


ATTEST:                                Taxpayer ID:  95-4706140
                                       Contractor's Address:
/s/ Sue Herbers
----------------------------------
Sue Herbers                            iNetVersity
City Clerk                             19951 Mariner Ave., #100
                                       Torrance CA  90503
APPROVED AS TO FORM:                   Telephone: (310) 921-4138
JOHN L. FELLOWS III
City Attorney                          Fax:  (310)370-9629
By:  /s/ Heather K. Whitham
     -----------------------------
Heather K. Whitham
Deputy City Attorney

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                          VOCATIONAL TRAINING AGREEMENT
                              TERMS AND CONDITIONS

The following terms and conditions will govern all training and payments made relating to this Agreement and executed training vouchers issued by the City.

Availability of Funds

         If the City's job training grant funding is suspended, modified, or terminated, in whole or in part, the funding for this Agreement is subject to termination or unilateral modifications.

Termination of Agreement

         Termination by City for Convenience.

              City may, at any time, terminate the Agreement for City's
                  convenience and without cause.

              Upon receipt of written notice from City of such
                  termination for City's convenience, Contractor will:


                  cease operations as directed by City in the notice;

                  take actions necessary, or that City may direct, for
                       the protection and preservation of the work; and

                  except for work directed to be performed prior to
                       the effective date of termination stated in the notice, terminate all existing subcontracts and purchase orders and enter into no further subcontracts and purchase orders.

              In case of such termination for City's convenience,
                  contractor will be entitled to receive payment for work executed; and costs incurred by reason of such termination, along with reasonable overhead and profit on the work not executed.

         Termination for Cause.

              If either party fails to perform any term, covenant or
                  condition in this Agreement and that failure continues for 15 calendar days after the non-defaulting party gives the defaulting party written notice of the failure to perform, this Agreement may be terminated for cause; provided, however, that if during the notice period the defaulting party has promptly commenced and continues diligent efforts to remedy the default, the defaulting party will have such additional time as is reasonably necessary to remedy the default.

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              In the event this Agreement is terminated for cause by the default of the Contractor, the City may, at the expense of the Contractor and its surety, complete this Agreement or cause it to be completed. Any check or bond delivered to the City in connection with this Agreement, and the money payable thereon, will be forfeited to and remain the property of the City. All moneys due the Contractor under the terms of this Agreement will be returned by the City, but the retention will not release the Contractor and its surety from liability for the default. Under these circumstances, however, the Contractor and its surety will be credited with the amount of money retained, toward any amount by which the cost of completion exceeds the Agreement Sum and any amount authorized for extra services.

              Termination for cause will not affect or terminate any of the rights of the City as against the Contractor or its surety then existing, or which may thereafter accrue because of the default; this provision is in addition to all other rights and remedies available to the City under law.

Exclusive Agreement

         This is the entire Agreement between Contractor and City.

Attorney Fees

         If any legal action is necessary to enforce this Agreement, the prevailing party will be entitled to reasonable attorney fees, costs, and expenses in addition to any other relief to which it may be entitled.

Financial Assistance

         Contractor will assist all students to obtain and make maximum use of financial aid funding and will promptly notify City, in writing, of the amount and disposition of such funds as required by Public Law 105-220.

         Expenses payable with Pell Grant funds will not be allowable expenditures under this Agreement.

         No Pell funding may be duplicated by the City's job training grant funds.

         The Contractor will mandate all students eligible for financial aid to make maximum use of available funding. The Contractor will report and make available to the City, the State, and the Department of Labor and their agents all records relating to students under this Agreement showing Pell applications and Pell grant fund receipt and distribution.

         If a student is enrolled into training while Pell eligibility is pending, but is subsequently awarded Pell funding, the Contractor must reimburse to the City the amount of City funds used to underwrite the training.

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Equal Opportunity

         The Contractor assures, with respect to operation of the City's grant funded programs or activities and all Agreements or arrangements to carry out the programs or activities, that it will comply fully with the nondiscrimination and equal opportunity provisions of the Workforce Investment Act of 1998 (WIA); the Balanced Budget of 1997 authorizing Welfare-to-Work activities; the Personal Responsibility and Work Opportunity Reconciliation Act of 1996; the Nontraditional Employment for Women Act of 1991; title VI of the Civil Rights Act of 1964, as amended; section 504 of the Rehabilitation Act of 1973, as amended; the Age Discrimination Act of 1975, as amended; title IX of the Education Amendments of 1972, as amended; and with all applicable requirements imposed by or pursuant to regulations implementing those laws, including but not limited to 29 CFR part 34. The United States has the right to seek judicial enforcement of this assurance.

Force Majeure

         If any party fails to perform its obligations because of strikes, lockouts, labor disputes, embargoes, acts of God, inability to obtain labor or materials or reasonable substitutes for labor or materials, governmental restrictions, governmental regulations, governmental control, judicial orders, enemy or hostile governmental action, civil commotion, fire or other casualty, or other causes beyond the reasonable control of the party obligated to perform, then that party's performance shall be excused for a period equal to the period of such cause for failure to perform.

Indemnification

         Contractor will indemnify, defend, and hold harmless City, the City Council, each member thereof, present and future, its officers, agents and employees from and against any and all liability, expenses, including defense costs and legal fees, and claims for damages whatsoever, including, but not limited to, those arising from breach of contract, bodily injury, death, personal injury, property damage, loss of use, or property loss however the same may be caused and regardless of the responsibility for negligence. The obligation to indemnify, defend and hold harmless includes, but is not limited to, any liability or expense, including defense costs and legal fees, arising from the negligent acts or omissions, or willful misconduct of Contractor, its officers, employees, agents, subcontractors or contractors. It is further agreed, Contractor's obligations to indemnify, defend and hold harmless will apply even in the event of concurrent negligence on the part of City, the City Council, each member thereof, present and future, or its officers, agents and employees, except for liability resulting solely from the negligence or willful misconduct of City, its officers, employees or agents. Payment by City is not a condition precedent to enforcement of this indemnity. In the event of any dispute between Contractor and City, as to whether liability arises from the sole negligence of the City or its officers, employees, agents, subcontractors or vendors, Contractor will be obligated to pay for City's defense until such time as a final judgment has been entered adjudicating the City as solely negligent. Contractor will not be entitled in the event of such a determination to any reimbursement of defense costs including but not limited to attorneys' fees, expert fees, and costs of litigation.

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Non Liability of City Officers and Employees

         No officer or employee of City will be personally liable to Contractor, in case of any default or breach by the City or for any amount that may become due to Contractor.

Insurance

         Contractor must maintain at its sole expense the following insurance, which will be full coverage not subject to self-insurance provisions:

                  Automobile Liability, including owned, non-owned and hired vehicles, with at least the following limits of liability:

                           Primary Bodily Injury with limits of at least
                                $500,000 per person, $1,000,000 per occurrence; and

                           Primary Property Damage of at least $250,000 per
                                occurrence; or

                           Combined single limits of $1,000,000 per occurrence.

                   General Liability including coverage for premises, products and completed operations, independent
                           Contractors/Contractors, personal injury and contractual obligations with combined single limits of coverage of at least $1,000,000 per occurrence.

                  Professional liability insurance with limits of at least
                           $1,000,000 per occurrence.

                  Workers' Compensation with limits as required by the State of
                           California and Employers Liability with limits of at least $1,000,000.

         The insurance provided by Contractor will be primary and non-contributory.

         The City, the City Council and each member thereof, members of boards and commissions, every officer, agent, official, employee and volunteer must be named as additional insured under the automobile and general liability policies.

         Contractor must provide certificates of insurance and/or endorsements to the City Clerk of the City of Torrance before the commencement of work.

         Each insurance policy required by this Paragraph must contain a provision that no termination, cancellation, or change of coverage can be made without thirty days notice to City.

Sufficiency of Insurers and Sureties

         Insurance or bonds required by this Agreement will be satisfactory only if issued by companies admitted to do business in California, rated "B+" or better in the most recent edition of Best's Key Rating Guide, and only if they are of a financial category Class VII or better, unless these requirements are waived by the Risk Manager of City ("Risk Manager") due to

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unique circumstances. In the event the Risk Manager determines that the work or services to be performed under this Agreement creates an increased or decreased risk of loss to City, the Contractor agrees that the minimum limits of any insurance policies or performance bonds required by this Agreement may be changed accordingly upon receipt of written notice from the Risk Manager; provided that Contractor will have the right to appeal a determination of increased coverage by the Risk Manager to the City Council of City within 10 days of receipt of notice from the Risk Manager.

Integration and Amendment

         This Agreement represents the entire understanding of City and Contractor as to those matters contained in it. No prior oral or written understanding will be of any force or effect with respect to the terms of this Agreement. The Agreement may not be modified or altered except in writing signed by both parties.

Interpretation

         The terms of this Agreement should be construed in accordance with the meaning of the language used and should not be construed for or against either party by reason of the authorship of this Agreement or any other rule of construction that might otherwise apply.

Severability

         If any part of this Agreement is found to be in conflict with applicable laws, that party will be inoperative, null and void insofar as it is in conflict with any applicable laws, but the remainder of the Agreement will remain in full force and effect.

Time of Essence

         Time is of the essence in the performance of this Agreement.

Governing Law, Jurisdiction

         This Agreement will be administered and interpreted under the laws of the State of California. Jurisdiction of any litigation arising from the Agreement will be in Los Angeles County, California.

Compliance with Statutes and Regulations

         Contractor will be knowledgeable of and will comply with all applicable federal, state, county and City statutes, rules, regulations, ordinances, and orders.

Exhibits

         All exhibits identified in this Agreement are incorporated into the Agreement by this reference.

Safety

         The contractor agrees to provide a safe working and/or training environment for students and its employees and to comply fully with the provisions of the Occupational Safety and Health Act of 1970 and the California Occupational Safety and Health Act.

Probation and Hold Status

         The City may place the Contractor on probationary or hold status when the Contractor either (a) fails to achieve any of the Agreement goals or objectives, (b) is out of compliance with State maintained Employment Training Provider List (ETPL), or (c) is in violation of the terms and conditions of this agreement. If the Contractor, or a course offered by the Contractor, is placed on probationary or hold status, the Contractor will submit a corrective action plan within ten (10) days of the Notice of Vendor Status. The City reserves the right to terminate Agreement(s) of any contractor on probationary or hold status if the Contractor does not submit an acceptable corrective action plan or fails to meet the goals of an approved corrective action plan.

Religious, Political and Lobbying Activities

         The Contractor agrees not to engage in or permit any religious or political activities concerning the performance of this Agreement. Contractor further agrees to comply with the provisions of the Hatch Act, which limits political activity of employees, and, where applicable, Public Law 101-121, which prohibits influencing Federal financial transactions.

Conflict of interest

         The Contractor, including its agents and employees, will comply with all applicable Federal, State and local laws, regulations, ordinances, and policies and procedures governing conflicts of interest.

Citizenship and Alien Status

         The Contractor will comply with the Immigration Reform and Control Act of 1986.

Confidentiality of Records

         The Contractor agrees to maintain the confidentiality of any information regarding program applicants according to the City's policies and procedures.

Nepotism

         The Contractor will not hire, nor permit the hiring, of any person in a position funded under this Agreement if a member of the person's immediate family is employed in an administrative capacity by the Contractor. For the purposes of this section, the term "immediate family" means spouse, child, mother, father, brother, sister, brother-in-law, sister-in-law, daughter-in-law, mother-in-law, father-in-law, aunt uncle, niece, nephew, stepparent, and stepchild. The term "administrative capacity" means persons who have overall administrative responsibility for a program, including selection, hiring, or supervisory responsibilities.

Drug-Free Workplace

         The Contractor agrees to take all necessary and legal steps to ensure a workplace and training environment free of illegal drug use by the Contractor's employees and students.

Patent, Copyrights, and Rights in Data

         The Contractor will disclose to the City any invention, written product, computer program developed or data assembled as a result of performance of work under this Agreement within seventy-four (74) days of invention, development or assembly. The City, State of California, and U.S. Department of Labor, will have the right to patent any invention and copyright any written product or computer program or data generated by Contractor. Upon written request, Contractor will transfer all pertinent information, specifications and right, title and interest to the designated agency.

Disputes and Grievances

         In case of a dispute between the parties, a joint meeting will be convened to attempt informal resolution. Should informal discussion fail to resolve disputed issues, either party may request formal resolution in accordance with City procedures.

Records and Reports

         Contractor will cooperate in maintaining daily attendance records for each referred participant and will notify City if a participant exhibits excessive absences or tardiness; behavior problems; deficiencies in basic educational skills; any other problems which may result in an unsuccessful outcome.

         Contractor will allow access to records (including computer records and Pell grant records) which relate to charges under this Agreement at reasonable times to City, the United States Department of Labor, the Comptroller General of the United States, the State of California, or any of their duly authorized representatives and will allow such parties to examine and copy all documents, reports, books, papers, and other records pertaining to this Agreement.

         All Contractors who apply through the City for inclusion on the ETPL must provide data, as mandated by WIA, on all registered students when required by the City.

         The Contractor must maintain records that are sufficient to support all provider data submissions for ETPL purposes and to make these records available for monitoring or audit to all agencies as authorized by the WIA.

Monitoring and Audit

         Contractor and its staff, agents, officials and any subcontractors will fully cooperate with all City, State, and federal evaluation, monitoring, and audit activities.

         In the event that the allowability of costs incurred under this Agreement are questioned, Contractor agrees to repay to City all costs which are disallowed.

Prohibition Against Assignment and Subcontracting

         This Agreement and all exhibits are binding on the heirs, successors, and assigns of the parties. The Agreement may not be assigned or subcontracted by either City or Contractor without the prior written consent of the other.

Waiver of Breach

         No delay or omission in the exercise of any right or remedy by a non-defaulting party on any default will impair the right or remedy or be construed as a waiver. A party's consent or approval of any act by the other party requiring the party's consent or approval will not be deemed to waive or render unnecessary the other party's consent to or approval of any subsequent act. Any waiver by either party of any default must be in writing and will not be a waiver of any other default concerning the same or any other provision of this Agreement.

Notice

         All notices, requests, demands, or other communications under this Agreement will be in writing. Notice will be sufficiently given for all purposes as follows:

                  Personal Delivery. When personally delivered to the
                           recipient:  notice is effective on delivery.

                  First Class Mail. When mailed first class to the last
                           address of the recipient known to the party giving notice: notice is effective three mail delivery days after deposit in a United States Postal Service office or mailbox.

                  Certified Mail. When mailed certified mail, return receipt requested: notice is effective on receipt, if delivery is confirmed by a return receipt.

                  Overnight Delivery. When delivered by an overnight delivery service, charges prepaid or charged to the sender's account: notice is effective on delivery, if delivery is confirmed by the delivery service.

                  Facsimile Transmission.  When sent by fax to the last fax
                           number of the recipient known to the party giving notice: notice is effective on receipt. Any notice given by fax will be deemed received on the next business day if it is received after 5:00 p.m. (recipient's time) or on a non-business day.

                  Addresses for purpose of giving notice are as follows:

                  Contractor:              F. I. Cajayon, Director
                                           6033 W. Century Blvd., Ste. 500
                                           Los Angeles, CA 90045

                                           Telephone: (310) 921-4138
                                           Fax:       (310) 338-9823

                  City:                    Regarding Invoices and Payments:

                                           Attn:  J. H. Olds, Comptroller
                                           City of Torrance Finance Dept.
                                           One Civic Plaza, Suite 500
                                           Carson, CA 90745
                                           Telephone (310) 518-8100
                                           Fax (310) 518-8215

                                           Regarding Contract and Other Issues

                                           Attn:  Andrew S. Orpe, Project Leader
                                           One Civic Plaza, Suite 500
                                           Carson, CA 90745
                                           Telephone (310) 518-8100
                                           Fax (310) 518-8215

         Any correctly addressed notice that is refused, unclaimed, or undeliverable because of an act or omission of the party to be notified, will be deemed effective as of the first date the notice was refused, unclaimed or deemed undeliverable by the postal authorities, messenger or overnight delivery service.

         Either party may change its address or fax number by giving the other party notice of the change in any manner permitted by this Agreement.

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                                    EXHIBIT A
                        EXAMPLE OF CITY TRAINING VOUCHER

                          EXHIBIT B - TERMS OF TRAINING

1.       General Terms

         A. The Contractor will provide training in the vocational courses as listed in the most current published Employment Training Provider List (ETPL) maintained by the State of California for an amount not to exceed the Agreement Total from July 1, 2000 through June 30, 2002.

         B. Training duration, content, prerequisites, projected hourly wage after program completion, and program cost for each course will be in accordance with the most current published ETPL, which is made a part of this agreement if not physically attached, and in accordance with the course information maintained by the State of California.

         C. Courses offered by the Contractor that have been added to the ETPL and approved for training by the State will be added into this agreement.

         D. The inclusion of Vocational Training programs into this agreement does not constitute a commitment for referral of students, and only constitutes a financial obligation upon presentation of a proper invoice that is issued subsequent to Contractor's receipt of a training voucher.

         E. Allowable charges under this agreement will include, but not be limited to, registration fees, tuition, books and supplies, tools, professional tests, parking permits, and other related materials. Applicable charges will be billed for during the invoicing process. Participant cost may vary according to actual enrollment.

2.       Performance Objectives

         A. Contractor, as a training institution, must maintain an approved status on the State maintained ETPL. Individual training courses offered by the contractor must also meet the required performance information for a positive status on the ETPL.

         B. If the Contractor has been approved by the City and forwarded for inclusion on the ETPL by the City, and is subsequently placed on Probation or Hold status by the State due to low performance or course disapproval, Paragraph 20 Probation and Hold Status listed in the Terms and Conditions section of this agreement will apply. If the Contractor has been placed on Probation or Hold status by the State, and the Contractor has been approved by another Workforce Investment Board, services with the Contractor will be suspended and payments held until the Contractor has cleared the Probation or Hold status with the State.

         C. In addition to the approval standards set by the State for inclusion on the ETPL, the City reserves the right to add additional levels of performance if deemed necessary to ensure the City's State Performance Standards are met.

         D. Regular student progress reports will be sent to the City no less than monthly.

3.       Hold and Probation Status

         A. Courses placed on Hold in the ETPL will not be authorized for referral or payment until the course has been cleared of the Hold status.

         B. Courses on probationary status in the ETPL will not be authorized for referral or payment until the course has been cleared of the Probationary status.

                                                EXHIBIT C - TERMS OF PAYMENT
1.       General Terms

         A. Failure of the Contractor to comply with the requirements of this Exhibit will constitute a material breach of Agreement, upon which the City may cancel, terminate, or suspend this Agreement.

         B. The terms of payment will be applied to students registered and enrolled in an authorized training program during the term of this agreement. Compensation for the courses covered in this agreement will be paid at the published tuition rates as maintained on the ETPL.

         C. Any costs incurred or payments earned by the Contractor over the sums set out in the Training Voucher will be at the sole risk and expense of the Contractor. The City will not pay more than the amount set forth in the authorized Training Voucher.

         D. Providing that the Contractor is not in default under the terms of this Agreement and the referred course is in good standing and meets state requirements, the Contractor and the City agree that the vocational training course(s) listed on the Authorized Training Voucher will be paid upon the submission of invoices for two equal benchmark payments: after enrollment and after course completion.

                  (1) Enrollment into training is defined as the completion of course registration activities and the start of the course. Verification of registration must be submitted to the City before invoicing or accompany the invoice for the invoice to be paid.

                  (2) Course Completion is defined as satisfactory completion of the training curriculum and attainment of all required competencies. Verification of course completion, in a format pre-approved by the City, must accompany the invoice or the invoice may not be paid. Verification of course completion may include skill attainment certificates, certificates of completion, professional registration, professional licensing, and Associate and Baccalaureate degrees.

2.       Invoicing Service

         A. Contractor will submit invoices for payment of services listing the student's name, the course number, the ETPL Identification number, the class title, the unit price, additional charges, the amount, the corresponding benchmark payment and backup documentation. Contractor will also include proof of Pell grant and other financial aid eligibility and status of financial aid application.

         B. The Contractor will prepare and submit an invoice to the City upon student enrollment and the receipt of an authorized Training Voucher. A document confirming registration will serve as proof of enrollment.

         C. The Contractor will prepare and submit an invoice to the City upon student course completion. A document confirming course completion, in accordance with the definition of course completion above, will serve as proof of completion.

         D. The Contractor will maintain time, attendance records, and progress reports for all students enrolled in training.

         E. Failure to comply with any record keeping or reporting requirements or any other terms included in this Agreement will be grounds for the City to withhold payment against submitted invoices until such compliance is demonstrated.

3.       Refund Policy.

         Refunds will be repaid based on Contractor's published refund policy, which will be submitted to the City in writing and approved by the City before this agreement is executed.

AGREEMENT NO. 00-H164

         THIS AGREEMENT is made and entered into this 1st day of July, 2000, by and between the CITY OF HAWTHORNE, a municipal corporation, hereinafter referred to as "City" and I-NET VERSITY, hereinafter referred to as "Vendor."

         WHEREAS, on July 12, 1983, City entered into Joint Powers Agreement No. 83-100 along with several other cities for the purpose of providing for the delivery of employment training services to participants of the South Bay Service Delivery Area (SBSDA); and

         WHEREAS, the City has entered into agreements with several California Workforce Investment Areas for the purpose of providing for the delivery of employment training services under the Federal Workforce Investment Act of 1998
(WIA), Welfare-to-Work and other eligible grant participants; and

         WHEREAS, pursuant to said Agreements, City is receiving and will be receiving federal funds from the Family Economic Security Act, as amended, and the Workforce Investment Act and its implementing regulations for the purpose of providing training to eligible participants; and

         WHEREAS, on MARCH 5, 1996, the City of Inglewood and vendor entered into Agreement No. 96-67 to provide Classroom Training Individual Referral services under the Job Training Partnership Act (JTPA); and

         WHEREAS, vendor proposes to renew, with no changes, existing Agreement No. 96-67, which expired on June 30, 2000; and

         WHEREAS, vendor has submitted a successful proposal and other documentation showing its business operations; and

         WHEREAS, the City of Hawthorne is the Administrative Entity for the South Bay Workforce Investment Area; and

         WHEREAS, vendor represents itself as being qualified and capable of providing said services in accordance with all the rules and regulations developed to implement said statutes and in accordance with the terms and conditions of this agreement;

         NOW, THEREFORE, in consideration of these recitals and the mutual obligations provided herein, the parties hereto agree as follows: premises the parties hereto agree as follows:

-- VENDOR REQUIREMENTS/RESPONSIBILITIES

         Vendor shall be required to provide classroom training in accordance with Classroom Training Individual Referral (CTIR) contract requirements and as set forth in the Exhibits which are listed below, attached hereto and incorporated herein by this reference:

         Exhibit "A" - Program Outline

         Exhibit "B" - Completion Competencies

         Exhibit "C" - Vendor Required Documents

         Exhibit "D" - Program Plan and Performance Standards

         Exhibit "E" - Statement of Business Ownership for Vendors

         Exhibit "F" - Debarment and Suspension Certificate

         Exhibit "G" - Lobbying Certification

         Exhibit "H" - Non-Discrimination Clause

         Further Responsibilities

         Vendor shall:


                  Provide services funded under this agreement only to
                         individuals determined eligible under WIA guidelines as designated by the South Bay Workforce Investment Area and City.

                  Provide facilities which are adequate to fulfill the
                         requirements of this contract.

                  Provide documents as set forth in Exhibit "C," before this contract can be implemented.

                  Provide services as described in Program Plan, Exhibit "D."

         Reports and Records

                  Vendor agrees to provide reports, books, records and data
                         related to program activities funded by this Agreement, in addition to those expressly required by other provisions of this Agreement, as may be requested by the City, its agents or designees. Upon written request, attendance records shall be submitted to case manger(s), or other responsible party(s) on a monthly basis, and/or every two (2) weeks if participant is receiving needs-based, or needs-related payments.

                  Retention of Records

         Vendor agrees to retain all records pertinent to all grants, funds or agreements under the Workforce Investment Act, including financial, statistical, property, and participant records and supporting documentation for a period of three years from the date of submission to the State of the final expenditure report for the program year's allotment. Records for non-expendable property shall be retained for a period of three years after final disposition of the property. Records described herein shall be retained beyond the prescribed period if any litigation or audit is begun or if a claim is instituted involving the grant or agreement covered by the records. In these instances, Vendor will retain the records until the litigation, audit, or claim has been finally resolved. Records must be retained locally to be accessible to the City, the South Bay Workforce Investment Area, its agents or designees.

                  Inspection

         Such records, reports, books, financial statements, and other documents required herein shall be opened to inspection by and permitted access to City, the South Bay Workforce Investment Area, its designees or agents, the State, independent auditor(s), and/or the United States Department of Labor, or designees of any of these agencies at any time during Vendor's normal business hours.

                  Report Reconciliation

         Vendor shall reconcile monthly MIS participant rosters within ten (10) business days from the last day of the prior month to verify enrollments, completions, and terminations. Referring entity/case manager shall be notified in writing of any required adjustments.

                  Vendor Cooperation

         Vendor shall fully cooperate with authorized representatives of the South Bay Workforce Investment Area, its designees or agents, the City, State and Federal governments including independent auditors, seeking to interview any program participant or staff member of Vendor, or to evaluate, inspect and/or monitor those facilities and operations of Vendor that are directly involved in the implementation of programs funded through this Agreement.

         Performance Review

         Vendor performance will be reviewed quarterly by assigned staff or committees and will be based on program performance as detailed in Exhibit "D."

         Monitoring

         Monitoring of activities funded through this Agreement, including unscheduled site visits, will be conducted throughout the contract period to assure program quality. The Vendor agrees to be responsible for the internal monitoring of all activities encompassed by this Agreement.

-- CONFIDENTIALITY REQUIREMENTS

         A. Contractor shall maintain the confidentiality of any information regarding Participants, and the immediate family of any applicant of participant that identifies or may be used to identify them and which may be obtained through application forms, interviews, tests, reports from the public agencies, counselors, or any other source. The Contractor shall not divulge such information without the permission of the Participant, except for disclosures required by court process, order, or decree, and except that information which is necessary for purposes related to the performance or evaluation of the Agreement may be divulged to parties having responsibilities under the Agreement for monitoring or evaluating vendor performance and services. These discourses are limited to governmental authorities and to the extent necessary for the proper administration of the program.

         B. CONFIDENTIALITY OF STATE/COUNTY RECORDS

         Confidential information pertains to any data that identifies an individual, or an employing unit. Confidential information is not open to the public and requires special precautions to protect it from loss, unauthorized use, access, disclosure, modification, and destruction. The sources of information may include, but are not limited to, Employment Development Department, the California Department of Social Services, the California Department of Education, the County Welfare Department(s), Directors of Child Support, the Office of the District Attorney, the California Department of Mental Health, the California Office of Community Colleges and the Department of Alcohol and Drug Programs. The Contractor agrees to:

                  Keep all information furnished by State/County agencies
                         strictly confidential, and make the information available to its own employees only on a "need-to-know" basis, as specifically authorized in this Agreement. Instruct all employees with State/County information access regarding the confidentiality of this information and of the penalties for unauthorized use or disclosure found in
                         Section 1798.55 of the Civil Code; Section 502 of the Penal Code; Section 2111 of the Unemployment Insurance Code;

                         Section 10850 of the Welfare and Institutions Code and other applicable local, State and federal laws.

                  Store and process information electronically, in a manner
                         that renders it unretrievable by unauthorized computer, remote terminal, or other means. State/County confidential information should be returned promptly and/or, all copies/derivations should be destroyed when no longer in use. An approved method of confidential information destruction should be used: shredding, burning, or certified/witnessed destruction. Magnetic media are to be demagnetized, or returned to appropriate agency. In no event shall said information be disclosed to any individual outside of the Contractor staff, and/or their employees.

-- CERTIFICATION REGARDING CHILD SUPPORT
         COMPLIANCE PROGRAM

         Contractor, by signing this Agreement, hereby certifies compliance with the Child Support Compliance Act of the State of California, as implemented by the Employment Development Department. Contractor assures that to the best of its knowledge, it is fully complying with the earnings assignment orders of all employees, and is providing the names of all new employees to the New Hire Registry maintained by the California Employment Development Department. Contractor recognizes and acknowledges the importance of child and family support obligations and shall fully comply with applicable state and federal laws relating to child and family support enforcement, including, but not limited to, disclosure of information and compliance with earnings assignment orders, as provided in Chapter 8 (commencing with Section 5200) Part 5 of Division 9 of the Family Code. Contractor's failure to comply with these requirements may result in suspension of payments under the Agreement or termination of the Agreement or both and the Contractor may be ineligible for award of future Agreements if City determines that any of the following has occurred: (1) False certification, or (2) Violation of the certification by failing to carry out the requirements as noted above.

                  IV -- COMPLAINT RESOLUTION PROCEDURES

         A. South Bay Workforce Investment Area establishes Complaint Resolution Procedures under the Job Training Partnership Act (JTPA) pursuant to Title 20 CFR, Section 627.504 and Section 144 and the Workforce Investment Act (WIA) as amended.

         1. Contractor shall comply with the South Bay Workforce Investment Area WIA Complaint Resolution Procedures, and any changes incorporated therein during the term of this Agreement, in the resolution of complaints alleging a violation of the WIA, the WIA regulations, the grant or any other Agreements under the Act. South Bay Workforce Investment Area shall furnish a copy of its procedures to Contractor upon execution of this Agreement.

         2. Contractor shall provide to each eligible participant and staff a copy and/or summary of the South Bay Workforce Investment Area WIA Complaint Resolution Procedures during orientation. In the event that Contractor subcontracts with another party for the provisions of training or job development services to a participant, the subcontractor shall require that the participant receive access to WIA grievance procedures at each tier of service. Contractor shall maintain written documentation that each WIA staff person and participant has received information regarding the South Bay Workforce Investment Area WIA Complaint Resolution Procedures.

         B.   Contractor WIA Participant Complaint Resolution Procedures

              1. Contractor (with the exception of those providing Classroom Training exclusively) shall develop and maintain procedures for the resolution of complaints involving the terms and conditions of participant employment. Classroom Training contractors shall provide WIA participants with copies of the South Bay Workforce Investment Area grievance procedures and shall instruct participants that they have the option of filing complaints directly with the South Bay Workforce Investment Area.

              2. Contractor shall provide each participant with a copy of its internal WIA participant complaint resolution procedures upon enrollment into the program or during orientation. In the event that Contractor subcontracts with another party for the provisions of training or job development services to a participant, the subcontractor shall require that the participant receive access to WIA grievance procedures at each tier of service. Contractor shall maintain written documentation that each WIA staff person and participant has received information regarding the South Bay Workforce Investment Area Complaint Resolution Procedures.

         C. Contractor shall not discriminate or retaliate against any person, or deny to any person a benefit to which that person is entitled under the provisions of the WIA Act or WIA Regulations because such person has filed a complaint, has instituted or caused to be instituted any proceeding under or related to the Act, has testified or is about to testify in any such proceeding or investigation, or has provided information as assisted in any investigation.

         D. Contractor shall permit the Directorate of Civil Rights (or a representative) access to its premises, participants, employees, books, and papers should the need arise during a complaint investigation.

                               V--COMPENSATION

         A. The parties agree that this shall be a tuition reimbursement contract. Compensation for the services covered by this Agreement shall be at a rate less than or equal to the published tuition rate of Vendor, and shall be disbursed in accordance with tuition reimbursement and refund policies agreed to by Vendor. City shall be reimbursed any amount of Pell or other Education Assistance payments made to Vendor for training costs on behalf of WIA participants or, if needed, City may negotiate the use of the Pell grant to meet the supportive service(s) needs of participant(s). Fifty percent (50%) of tuition is paid upon verification that participant has completed one-half of total training hours as stipulated herein. The remaining 50% payment is made upon verification of completion of training, or on a prorata basis in accordance with vendor's tuition refund policy. The City shall be entitled to the same refund policy and procedures as applied to all other students. City shall process the billing as received and issue payment therefore as soon as reasonably practicable and in the ordinary course of City business. Compensation shall be made as stipulated herein and in accordance with South Bay Workforce Investment Area/WIA directives, and tuition reimbursement procedures.

         B. Upon enrollment, vendor shall submit to South Bay Workforce Investment Area, a voucher with an original copy of the referring training voucher, and a copy, signed by vendor and participant, of the school's Enrollment Agreement Form for the participant. Payment equal to 50% of all costs of tuition, books, supplies, and registration fees as stipulated herein shall be made to vendor per participant upon verification that participant has completed 50% of total training hours as evidenced by time sheets, attendance records signed by the participant, or by any other process determined by South Bay Workforce Investment Area. The balance of payable costs shall be reimbursed to Vendor upon verification of completion of training, or on a prorate basis per training hour completed for those participants who do not complete training. South Bay Workforce Investment Area must verify receipt of participant's WIA Registration Form and WIA Enrollment Form prior to all payments.

         C. (1) MICROSOFT CERTIFIED SYSTEMS ENGINEERING (700 HOURS). In no case can the total amount of expenditure by City under this agreement exceed the sum of $10,900.00 for tuition, books and registration fees per participant trained in the training-related occupations of Microsoft Certified Systems Engineering in accordance with Exhibits "A" and "B."

         C. (2) MICROSOFT CERTIFIED PRODUCT SPECIALIST - NT (400 HOURS). In no case can the total amount of expenditure by City under this agreement exceed the sum of $5,500.00 for tuition, books and registration fees per participant trained in the training-related occupations of Microsoft Certified Product Specialist-NT in accordance with Exhibits "A" and "B."

         C. (3) MICROSOFT CERTIFIED PRODUCT SPECIALIST-WEB (396 HOURS). In no case can the total amount of expenditure by City under this agreement exceed the sum of $5,500.00 for tuition, books and registration fees per participant trained in the training-related occupations of Microsoft Certified Product Specialist-Web, in accordance with Exhibits "A" and "B."

         D. The City reserves the right to withhold or refuse payment for the late forms, including invoices, required from the Vendor and/or referring entity(s). City/South Bay Workforce Investment Area reserves the right to withhold or refuse payment for any portion of service(s) or consideration not rendered by Vendor. No payment will be received by any participant as stipulated herein. In accordance with Vendor's tuition refund policies, applicable State tuition refund requirements, and/or as mutually agreed and stipulated herein, the payable costs shall be reimbursed to vendor upon verification of completion of training or on a prorata basis per training hour completed for those participants who do not complete the training. In every case, the more restrictive of these provisions shall prevail.

         E. City also reserves the right to make compensation payments to vendor at any time during the Agreement period. City reserves the right, in order to comply with Federal or State expenditure guidelines, to make compensation payments to vendor for services obligated to be performed, but not yet completed.

         F. The sum(s) agreed to in Section V.C shall include all costs associated with training and placement services which are to be provided under this agreement. Increase in training costs are permitted once within a twelve month period providing established South Bay Workforce Investment Area criteria is met. Exception to this policy will only occur when Vendor provides an itemized summary in writing identifying the source(s) for the increase, and includes acceptable supportive documentation for evaluation and approval by South Bay Workforce Investment Board (SBWIB). Vendor shall make no additional claims for costs, charges, or fees, nor shall Vendor receive additional payment or any form of reimbursement from the City, south Bay Workforce Investment Area, individual participants or any other party, other than as specifically detailed in this Agreement.

                           VI-- TERM OF AGREEMENT

         Vendor shall commence performance under the terms of this agreement as of the date of the City's notice to proceed. Unless sooner terminated as provided herein, this agreement shall expire on June 30, 2002. However, Vendor may continue to perform, complete and be compensated for services rendered after June 30, 2002 for those activities covered by this Agreement and begun prior to said expiration date.

                             VII-- MODIFICATIONS

         This contract fully expresses the agreement of the parties. Any modification or amendment of the terms or conditions of this contract must be by means of a separate written document approved by the City. No oral conversation between any officer or employee of the parties shall modify this contract in any way.

                          VIII-- DISPUTES AND BREACH

         A.   DISPUTES

         Any dispute between City and vendor arising from this contract shall be reviewable in accordance with procedures set forth in 20 CFR subpart E and EDD procedures for JTPA grievances, Title 22 CAC Section 4501-1 et seq.

         B.   BREACH

         In the event any party fails to perform, in whole or in part, any promise, covenant, or agreement herein, or should any representation made by it be untrue, any aggrieved party may avail itself of all rights and remedies, at law or equity, in the courts of law. Said rights and remedies are cumulative of those provided for herein with respect to termination, if any, except that in no event shall any party recover more than once, suffer a penalty or forfeiture, or be unjustly compensated.

                 IX -- TERMINATION AND SUSPENSION OF FUNDING

         A.   SUSPENSION

              1. It is mutually understood and agreed that failure to comply with any provisions of this contract, its Exhibits and Attachments is cause for suspension of payments and/or referrals.

              2. City may immediately suspend payments to Vendor prior to termination of the Agreement in whole or in part for the following cause(s):

                    Failure to comply in any material respect with either the
                          terms and/or conditions of this Agreement.

                    Submittalor City and/or Administrative Entity of reports
                          which are incorrect or incomplete in any substantial or material respect.

                    Termination or suspension of grant(s) to City from the
                          Federal or State Governments.

                    Failure of Vendor to accept and/or implement any additional conditions that may be required by law, by the Federal government, Executive Order or by regulation of the State, or its agencies responsible for the operation of this program, or South Bay Workforce Investment Area.

              Upon suspension of funds, for whatever reason, Vendor agrees not to expend any further funds related to the performance of this Agreement without the express, written consent of City.

                    B.    Termination.

                          1. This Agreement may be terminated in whole or in part by City for cause, which shall include:

                                       a.   Failure for any reason of the
                          Vendor to fulfill in a timely and proper manner any of the its obligations under this Agreement.

                                       b.   Suspension or termination by the
                          Department of Labor or the State of the grant to City and/or Administrative Entity under which this Agreement is made.

                                       c.   Improper use by Vendor of funds
                          furnished under this Agreement.

                                       d.   Failure to meet performance
                          standards as stipulated in Exhibit "D," attached.

                          2. This Agreement may be canceled by either party without cause upon 30 days written notice prior to the effective date of such termination, which shall be specified in the notice.

                          3. Upon termination or cancellation of this Agreement, Vendor shall be responsible for preparation of close out reports and transmittal to City of all documents which are in the possession of Vendor that relate to the conduct of the program within the time and within the manner prescribed by City. Final payment to Vendor under this Agreement will be made only after City has determined that Vendor has satisfactorily completed said close-out procedures.

                       X-- ASSIGNMENTS AND SUBCONTRACTS

         Vendor shall neither assign this contract nor enter into any subcontract for the performance of services required herein without securing the prior consent of City.

                                 XI--INSURANCE

         A.   GENERAL LIABILITY INSURANCE.

         Vendor shall procure and maintain general liability insurance protecting Vendor and City, its officers, employees, and agents against claims arising from bodily injury or death to persons occurring on Vendor's business premises or otherwise through Vendor's operation or performance under this Agreement. Said insurance shall consist of combined single limit liability coverage in an amount of $1,000,000 or equivalent coverage as approved by the Chief Counsel of City.

         B.   AUTOMOBILE INSURANCE

         If a Vendor, in conducting activities under this agreement, uses motor vehicles, the Vendor shall insure that the City, its officers, employees, and agents are held harmless against claims arising from the ownership, maintenance or use of said motor vehicles. In addition, Vendor shall provide insurance through a commercial insurance company authorized to do business in the State of California. The coverage shall be $1,000,000 combined single limit liability, or such other equivalent coverage approved by the Chief Counsel for the City.

         C.   WORKERS COMPENSATION

         Vendor shall provide workers' compensation insurance coverage and benefits or, if applicable, other comparable insurance coverage such as medical and accident insurance for those participants not qualifying as employed under workers' compensation, as required by State or Federal law.

         D.   CERTIFICATES OF INSURANCE

         Vendor shall furnish to City evidence of any insurance required by this Agreement. A Certificate of Insurance from an insurer admitted to do business in the State of California will be provided, indicating that the respective policy(s) meets the following requirements:

                          1. The City, its officers, employees, and agents shall be named as additional insured.

                          2. Insurance shall not be canceled or terminated without 30 days written notice to City.

                          3. Insurance shall be primary and any insurance held by City for its own protection shall be excess and shall be effective only upon exhaustion of Vendor's insurance.

                           4. Insurance shall be maintained for the duration of
                    the Agreement, including any period extended beyond the expiration date of this Agreement required to complete performance as stipulated in Section III.

         Self-Insurance.

         Notwithstanding the insurance required above, the City, at its own option, may accept as an equivalent for any such coverage, evidence of an ongoing program of self-insurance together with excess coverage. Said equivalent, in order to satisfy the requirements herein contained, shall be subject to approval of the Chief Counsel of the City.

         Insurance for Internships/Externships.

         Vendor will be responsible for maintaining the appropriate insurance coverage required above for participants during any internships/externships required in the performance of this Agreement.

         Fidelity Bond

         In the event City chooses to make payment required herein by this Agreement by way of advancement as opposed to reimbursement, Contractor shall be required to provide and maintain a blanket fidelity bond which shall apply to the performance of any direct to, officer or agent of Contractor who signs or authorizes signatures on checks or drafts or in any manner authorizes the disbursement of project funds. Prior to the payment of program funds, by City, Contractor shall furnish City a certificate of insurance from an insurer admitted to do business in the State of California verifying the Contractor carries such a bond. Said insurance certificate shall (1) name the City as additional insured with a provision for direct payment to the City in the event of loss and (2) provide that said bond shall not be canceled or terminated without 30 days written notice to City. Contractor hereby assigns to City any right it has to claim indemnification under such bond. The amount of the bond shall be no less than $50,000 or the highest advance planned for the present Agreement, whichever is higher.

XII-- HOLD HARMLESS

         Vendor agrees to indemnify, defend, save and hold harmless City, its officers, employees, and agents against any and all costs, expenses, claims, suits, and liability for bodily or personal injury to or death of any person and for injury to or loss of any property, or for any indebtedness or obligations, resulting therefrom or arising out of an in any way connected with the alleged negligent or wrongful acts or omissions of Vendor, its officers, employees, vendors, agents or representatives, in performing or failing to perform any services required herein to be performed by Vendor or incurred by Vendor in disbursing or using any WIA funds under this Agreement.

         City, its officers, employees, and agents, by this Agreement shall not assume any liability nor shall they be liable for the negligent or wrongful acts or omissions or for any indebtedness or obligations of Vendor or any of its officers, employees, vendors, agents or representatives thereof attributable to the services required to be performed or caused by the disbursement and use of WIA funds by Vendor under this Agreement.

XIII -- OCCUPATIONAL SAFETY AND HEALTH ACT

         Vendor agrees to provide all participants with safety and health protection which shall be at least as effective as that which would be required under the Occupational Safety Health Act of 1970 as amended if the participants were employees of the Vendor. Vendor shall also comply with the provisions of the California Occupational Safety and Health Act as amended.

XIV -- FEDERAL, STATE AND LOCAL COMPLIANCE

         Vendor shall comply with the Americans with Disabilities Act (ADA) of 1990; the California Public Records Act; applicable Drug Free Workplace requirements; all other Federal, State and local laws, rules and regulations applicable to the performance of this agreement; policies and operating requirements of City and the South Bay Workforce Investment Area; applicable sections of the South Bay Workforce Investment Area Operations Manual; as well as applicable provisions and standards promulgated by the Department of Labor as they apply to vendor.

         If regulations are amended or revised, Vendor shall comply with them or notify City within 30 days after promulgation of amendments or revisions that it cannot so conform.

XV -- DRUG FREE WORKPLACE COMPLIANCE

         Vendor shall comply with Government Code Section 8355, in matters relating to providing a drug-free workplace as follows:

         A. Publish a statement notifying employees/participants that unlawful manufacture, distribution, dispensation, possession, or use of a controlled substance is prohibited and specifying actions to be taken against employees/participants for violations, as required by Government Code 8355(a).

         B. Establish a Drug-Free Awareness Program as required by Government Code Section 8355(b), to inform employees/participants about all of the following:

                          1.  The dangers of drug abuse in the workplace;

                          2. The person's or vendor's policy of maintaining a drug-free workplace;

                          3. Any available counseling, rehabilitation and employee/participant assistance programs; and

                          4.  Penalties that may be imposed upon
                    employees/participants for drug abuse violations.

                    C. Provide as required by Government Code Section 8355(c), that every employee/participant who works on the proposed contract or grant:

                          1. Will receive a copy of the vendor's drug-free policy statement, and

                          2. Will agree to abide by the terms of the vendor's statement as a condition of employment/training on the contract or grant.

         Vendor may be subject to suspension of payments or termination for failure to carry out the requirements of Government Code Section 8355(a) to (c).

XVI -- FISCAL ACCOUNTABILITY

         Vendor shall maintain a sound, auditable financial management system, based upon generally accepted accounting principles (GAAP).

XVII -- NOTICES

         All notices to be given in accordance with this Agreement shall be deemed served by (1) enclosing same in a sealed envelope addressed to the party intended to receive the same at the address indicated herein and deposited postage prepaid in the United States Postal Service, or by (2) personal service. For these purposes, the addresses of the parties shall be as follows:

                  CITY

                  City of Hawthorne

                  South Bay Workforce Investment Area

                  c/o One Manchester Blvd.

                  Inglewood, California  90301

                  Contact:  Peggy Aldridge

                  Phone:  310/412-5558

                  FAX:  310/412-4252

                  VENDOR

                  I-Net Versity

                  19951 Mariner Ave., Suite 100

                  Torrance, California  90503

                  Contact:  C. Cajayon

                  Office Phone:  (310)921-1999

                  Fax Phone:  (310) 370-2205



XVIII - AUDITS

         Vendor shall adhere to applicable requirements of OMB Circular A-133.

XIX- DEBARMENT AND SUSPENSION CERTIFICATION

         In accordance with Executive Order 12549, Debarment and Suspension, 29 CFR Part 98, Section 98.510, Vendor shall complete a Debarment and Suspension Certification and shall obtain Debarment and Suspension certifications as a precondition for non-mandatory awards to subrecipients awarded procurement(s) in excess of $25,000. Such certification assures that Federal funds are not provided to parties that are "debarred, suspended, ineligible, or voluntarily excluded" in the current FEDERAL LIST OF PARTIES EXCLUDED FROM PROCUREMENT OR NON-PROCUREMENT PROGRAMS.

XX - NONEXPENDABLE PROPERTY

         The City reserves the right to determine the final disposition of said nonexpendable property. The property shall bSe used and maintained by the Contractor as follows:

         1) Property shall be used solely in the performance of this Agreement.

         2) No modifications shall be made to the property without the prior written approval of the City.

         The Contractor shall comply with the provisions of JTPA Directive 97-17, Property Management, on all non-expendable property received under the Private Industry Council Aerospace Network (PAN) projects.

XXI - ENTIRE AGREEMENT

         This Agreement, including all Exhibits, constitutes the entire Agreement of the parties and supersedes any previous oral negotiations or written expressions of intent between the parties.

         IN WITNESS WHEREOF, the parties hereto have agreed on this date and year first above written.

VENDOR

By:               Inetversity

Signature:        N. Khan

Name:             Noreen Khan

Title:            President/CEO



CITY OF HAWTHORNE

/s/ Leonard F. Carminico                                                                      City Manager
---------------------------------------------------------------------------------------------

APPROVED BY:

/s/ Russell I. Mizehua                                                                       City Attorney
---------------------------------------------------------------------------------------------

APPROVED AS TO FORM:

/s/ John Reiss
-----------------------------------------------------------------------

John Riess, Attorney-at-Law

EXHIBITS



1.       EXHIBIT "A" - PROGRAM OUTLINE

2.       EXHIBIT "B" - COMPLETION COMPETENCIES

3.       EXHIBIT "C" - VENDOR REQUIRED DOCUMENTS

4.       EXHIBIT "D" - PROGRAM PLAN/PERFORMANCE STANDARDS

5.       EXHIBIT "E" - STATEMENT OF BUSINESS OWNERSHIP

6.       EXHIBIT "F" - DEBARMENT AND SUSPENSION CERTIFICATION

7.       EXHIBIT "G" - LOBBYING CERTIFICATION

8.       EXHIBIT "H" - NON-DISCRIMINATION CLAUSE

-------------------------------------------------------------------------------
                                    EXHIBIT A



                                 PROGRAM OUTLINE
-------------------------------------------------------------------------------


TITLE OF TRAINING PROGRAM:              Microsoft Certified Systems Engineer
                                        (MCSE)

TYPE OF TRAINING:                       Classroom Training

BRIEF DESCRIPTION OF TRAINING TO BE PROVIDED: Vendor shall conduct occupational skill training of MCSE in an institutional setting for JTPA eligible participants. Vendor will ensure that individuals acquire the skills, knowledge, and abilities necessary to perform a training related job as a network administrator, computer technician for which demand exceeds supply.

PREVAILING AVERAGE ENTRY WAGE FOR OCCUPATION:                 $15.00/Hour

MAXIMUM TOTAL COST PER STUDENT:                               $10,900

------------------------------------------------------ ----------------------------------------- ---------------------

Cost Breakdown:                                        License Fee                               $
------------------------------- ---------------------------- ----------------------------------- ---------------------

Tuition                         $10,825                      Tools     n/a                       $ n/a
------------------------------- ---------------------------- ----------------------------------- ---------------------

Registration                    $75.00                       Testing Fee (Identify)  included    $ included
------------------------------- ---------------------------- ----------------------------------- ---------------------

Books                           included                                                         $
------------------------------- ---------------------------- ----------------------------------- ---------------------

Supplies & Materials            included                                                         $
------------------------------- ---------------------------- ----------------------------------- ---------------------

Uniform(s)                      n/a                          Externships:  Yes  X  No            when applicable
                                                                               ---    ---
------------------------------- ---------------------------- ----------------------------------- ---------------------

Physical Exams                  n/a                          No. of hours included with course   700/Hrs
------------------------------- ---------------------------- ----------------------------------- ---------------------

State Exams                     n/a                          No. of hours following completion   n/a
                                                             of course
------------------------------- ---------------------------- ----------------------------------- ---------------------

COURSE SCHEDULE (INCLUDE CLASS TOTALS):

Day Class Hours:  9:00 a.m. to 5:00 p.m.         Days of Instruction:  M-F    Total Course Hrs.  700    Total Wks.  20

Afternoon Class Hours:                           Days of Instruction:         Total Course Hrs.         Total Wks.

Evening Class Hours:  6:00 p.m. to 10:00 p.m.    Days of Instruction:  M-Th   Total Course Hrs.  700    Total Wks  43

-------------------------------------------------------------------------------

                                 PROGRAM OUTLINE
-------------------------------------------------------------------------------


TRAINING-RELATED JOBS:                               DICTIONARY OF OCCUPATIONAL TITLES CODE
                                                     (DOT CODE):
1.       Network Administrator                       031.132-010

2.       Software Programmer                         031.132-010

3.       Computer Technician                         032.262-010

4.       Product Specialist                          031.262-014

5.       Network IT Manager:                         031.132-010

THE FOLLOWING ENROLLMENT INFORMATION WILL APPLY:

TARGETED GROUP:                             WIA Eligible Individuals

TYPE OF REFERRAL:                           Individual

TARGETED INDUSTRY:                          Information Technology

TARGETED OCCUPATION:                        Network Administration, Software
                                            Programmer, Computer Tech., Product
                                            Specialist

SELECTION CRITERIA:                         Worderlic Test, DOS Test,
                                            One-to-One Interview

ENROLLMENT SCHEDULE:                        Every two weeks (approximately)

TRAINING SITE(S):                           Torrance, CA  (19951 Mariner Ave.,
                                            Ste. 100, Torrance, CA  90503

                                            Irvine, CA  (19972 MacArthur Blvd.,
                                            Ste. 100, Irvine, CA  92615

-------------------------------------------------------------------------------
                                  EXHIBIT A


                               PROGRAM OUTLINE
-------------------------------------------------------------------------------


TITLE OF TRAINING PROGRAM:              Microsoft Certified Product Sp.
                                        (MCP) (NT)

TYPE OF TRAINING:                       Classroom Training

BRIEF DESCRIPTION OF TRAINING TO BE PROVIDED: Vendor shall conduct occupational skill training of MCP (NT) in an institutional setting for JTPA eligible participants. Vendor will ensure that individuals acquire the skills, knowledge, and abilities necessary to perform a training related job as a network administrator/technician for which demand exceeds supply.

PREVAILING AVERAGE ENTRY WAGE FOR OCCUPATION:                 $13.00/Hour

MAXIMUM TOTAL COST PER STUDENT:                               $5,500

------------------------------------------------------ ----------------------------------------- ---------------------

Cost Breakdown:                                        License Fee                               $ n/a
------------------------------------------------------ ----------------------------------------- ---------------------

Tuition                         $5,425                       Tools                               $ n/a
------------------------------- ---------------------------- ----------------------------------- ---------------------

Registration                    $75.00                       Testing Fee (Identify)  included    $ included
------------------------------- ---------------------------- ----------------------------------- ---------------------

Books                           $ included                                                       $
------------------------------- ---------------------------- ----------------------------------- ---------------------

Supplies & Materials            $ included                                                       $
------------------------------- ---------------------------- ----------------------------------- ---------------------

Uniform(s)                      $ n/a                        Externships:  Yes     No  X
                                                                               ---    --
------------------------------- ---------------------------- ----------------------------------- ---------------------

Physical Exams                  $ n/a                        No. of hours included with course   400/Hrs
------------------------------- ---------------------------- ----------------------------------- ---------------------

State Exams                     $ n/a                        No. of hours following completion   n/a
                                                             of course
------------------------------- ---------------------------- ----------------------------------- ---------------------

COURSE SCHEDULE (INCLUDE CLASS TOTALS):

Day Class Hours:  9:00 a.m. to 5:00 p.m.         Days of Instruction:  M-F    Total Course Hrs.  400    Total Wks.  11.4

Afternoon Class Hours:                           Days of Instruction:         Total Course Hrs.         Total Wks.

Evening Class Hours:  6:00 p.m. to 10:00 p.m.    Days of Instruction:  M-Th   Total Course Hrs.  400    Total Wks  25

-------------------------------------------------------------------------------

                                 PROGRAM OUTLINE
-------------------------------------------------------------------------------


TRAINING-RELATED JOBS:                               DICTIONARY OF OCCUPATIONAL TITLES CODE
                                                     (DOT CODE):
1.       Network Administrator                       031.132-010

2.       Software Programmer                         031.132-010

3.       Computer Technician                         032.262-010

4.       Product Specialist                          031.262-010

5.       Network IT Manager:                         031.132-010

THE FOLLOWING ENROLLMENT INFORMATION WILL APPLY:

TARGETED GROUP:                             WIA Eligible Individuals

TYPE OF REFERRAL:                           Individual

TARGETED INDUSTRY:                          Information Technology

TARGETED OCCUPATION:                        Network Administration, Software
                                            Programmer, Computer Tech., Product
                                            Specialist

SELECTION CRITERIA:                         Worderlic Test, DOS Test,
                                            One-to-One Interview

ENROLLMENT SCHEDULE:                        Every two weeks (approximately)

TRAINING SITE(S):                           Torrance, CA  (19951 Mariner Ave.,
                                            Ste. 100, Torrance, CA  90503

                                            Irvine, CA  (19972 MacArthur Blvd.,
                                            Ste. 100, Irvine, CA  92615

-------------------------------------------------------------------------------
                                  EXHIBIT A


                               PROGRAM OUTLINE
-------------------------------------------------------------------------------


TITLE OF TRAINING PROGRAM:              Microsoft Certified Product Sp. (WEB)

TYPE OF TRAINING:                       Classroom Training

BRIEF DESCRIPTION OF TRAINING TO BE PROVIDED: Vendor shall conduct occupational skill training of MCP/WEB in an institutional setting for JTPA eligible participants. Vendor will ensure that individuals acquire the skills, knowledge, and abilities necessary to perform a training related job as a computer technician, web page designer, network for which demand exceeds supply.

PREVAILING AVERAGE ENTRY WAGE FOR OCCUPATION:                 $15.00/Hour

MAXIMUM TOTAL COST PER STUDENT:                               $5,500

------------------------------------------------------ ----------------------------------------- ---------------------

Cost Breakdown:                                        License Fee                               $ n/a
------------------------------- ---------------------------- ---------------------------- ----------------------------

Tuition                         $5,425                       Tools                        $.n/a
------------------------------- ---------------------------- ---------------------------- ----------------------------

Registration                    $75.00                       Testing Fee (Identify)       $ included
                                                             (4 voucher max)
------------------------------- ---------------------------- ---------------------------- ----------------------------

Books                           $ included                                                $
------------------------------- ---------------------------- ---------------------------- ----------------------------

Supplies & Materials            $ included                                                $
------------------------------- ---------------------------- ---------------------------- ----------------------------

Uniform(s)                      $ n/a                        Externships:  Yes     No   X
                                                                               ---     ---
------------------------------- ---------------------------- ---------------------------- ----------------------------

Physical Exams                  $ n/a                        No. of hours included with   396/Hrs
                                                             course
------------------------------- ---------------------------- ---------------------------- ----------------------------

State Exams                     $ n/a                        No. of hours following       n/a
                                                             completion of course
------------------------------- ---------------------------- ---------------------------- ----------------------------


COURSE SCHEDULE (INCLUDE CLASS TOTALS):

Day Class Hours:  9:00 a.m. to 5:00 p.m.         Days of Instruction:  M-F    Total Course Hrs.  396    Total Wks.  11.3

Afternoon Class Hours:                           Days of Instruction:         Total Course Hrs.         Total Wks.

Evening Class Hours:  6:00 p.m. to 10:00 p.m.    Days of Instruction:  M-Th   Total Course Hrs.  396    Total Wks  25

-------------------------------------------------------------------------------

                                 PROGRAM OUTLINE
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                 PROGRAM OUTLINE
-------------------------------------------------------------------------------


TRAINING-RELATED JOBS:                               DICTIONARY OF OCCUPATIONAL TITLES CODE
                                                     (DOT CODE):

1.       Web Developer                               030.162-010

2.       Network Administrator                       031.132-010

3.       Web Page/Research & Dev.                    030.162-010

4.       Computer Technician                         032.262-010

4.       Web Editor                                  030.162-010

5.       Network IT Manager:                         031.132-010

THE FOLLOWING ENROLLMENT INFORMATION WILL APPLY:

TARGETED GROUP:                             WIA Eligible Individuals

TYPE OF REFERRAL:                           Individual

TARGETED INDUSTRY:                          Information Technology

TARGETED OCCUPATION:                        Network Administration, Software
                                            Programmer, Computer Tech., Product
                                            Specialist

SELECTION CRITERIA:                         Worderlic Test, DOS Test,
                                            One-to-One Interview

ENROLLMENT SCHEDULE:                        Every two weeks (approximately)

TRAINING SITE(S):                           Torrance, CA  (19951 Mariner Ave.,
                                            Ste. 100, Torrance, CA  90503

                                            Irvine, CA  (19972 MacArthur Blvd.,
                                            Ste. 100, Irvine, CA  92615

-------------------------------------------------------------------------------

                                    EXHIBIT B



                                  COMPETENCIES
-------------------------------------------------------------------------------


TITLE OF TRAINING:                Microsoft Certified Systems Engineer (MCSE)

VENDOR NAME:                      Inetversity

TRAINING LENGTH:                  700/Hrs.   20/Wks.    No. of Competencies:  7



PARTICIPANT IS ABLE TO:
-------------------------------------------------------------------------------

COMPETENCY                                        MEASUREMENT                            MINIMUM SCORE

1.   A+ Hardware Knowledge                        Hands-on/Review                        Instructor-approved

2.   Networking Essentials                        Prometric Test                         766

3.   Administering Windows NT 4.0                 Prometric Test                         700

4.   Core Technologies                            Prometric Test                         727

5.   Enterprise Technologies                      Prometric Test                         560

6.   TCP/IP on Windows NT 4.0                     Prometric Test                         733

7.   NT Server 4.0                                Prometric Test                         733

8.

9.

10.

-------------------------------------------------------------------------------

                                   EXHIBIT B



                                  COMPETENCIES
-------------------------------------------------------------------------------




TITLE OF TRAINING:                Microsoft Certified Systems Engineer (MCP) NT

VENDOR NAME:                      Inetversity

TRAINING LENGTH:                  400/Hrs. 11/Wks.  No. of Competencies:  4



PARTICIPANT IS ABLE TO:
-------------------------------------------------------------------------------

COMPETENCY                                        MEASUREMENT                            MINIMUM SCORE

1.   Know computer hardware                       Hands-on                               Instructor-approved

2.   Administer Windows NT 4.0                    Prometric Test                         700

3.   Core Technologies                            Prometric Test                         727

4.   Netware 5 Administration                     Prometric Test                         700

5.

6.

7.

8.

9.

10.

-------------------------------------------------------------------------------

                                   EXHIBIT B



                                  COMPETENCIES
-------------------------------------------------------------------------------




TITLE OF TRAINING:                Microsoft Certified Product Sp./WEB

VENDOR NAME:                      Inetversity

TRAINING LENGTH:                  396/Hrs. 11/Wks.  No. of Competencies:  7



PARTICIPANT IS ABLE TO:
-------------------------------------------------------------------------------

COMPETENCY                                        MEASUREMENT                            MINIMUM SCORE

1.   Basic Operating Systems Win/Dos              Hands-on                               Instructor-approved

2.   Networking Fundamentals                      Hands-on                               Instructor-approved

3.   Administering Windows NT 4.0                 Prometric Test                         700

4.   Core Technologies                            Prometric Test                         727

5.   Basic Internet Fundamentals/HTML             Hands-on                               Instructor-approved

6.   Web site Design Fundamentals                 Hands-on                               Instructor-approved

7.   Web Graphics                                 Hands-on                               Instructor-approved

8.

9.

10.

-------------------------------------------------------------------------------

                                    EXHIBIT C



                           VENDOR'S REQUIRED DOCUMENTS
-------------------------------------------------------------------------------

         Vendor agrees to provide South Bay Workforce Investment Area with the following documents. Enrollments will be withheld pending receipt, acceptance (and/or approval where indicated by asterisk) of these documents by Administrative Entity, the Workforce Investment Board (WIB), its Committees or WIB Counsel and/or City Legal Department when applicable.

ONE COPY OF EACH OF THE FOLLOWING AS NOTED: (south Bay Workforce Investment Area will check N/A is not applicable.)

 X        1.       Current Certification(s) by Council For Private
                   Post-Secondary and Vocational Education (BPPVEE): X Facility
                   X Curriculum X Instructor In the event of any changes in facilities, curriculum, and/or instructor(s), or if renewals are required, Vendor shall obtain BPPVE certification for the changes and renewals and forward copies of same to City.

          2.       Check type of organization:
                            Public      Private for Profit      Private
                                   ---                     ---
                            Nonprofit      Corporation     Partnership
                                      ---              ---
                            Proprietorship
                                           ---
                            Legal Status Documents:

 X                 Articles of Incorporation with State of California
                   Certification

 X                 By-Laws of Corporation

 X                 Fictitious Name Statement

 X                 Business License

 X Non-profit status letter from IRS [i.e. 501(c)(3)] for non-profit agencies (if applicable).

 X                 Other:  VENDOR CERTIFICATION FORM(S)/RTVD APPLICATION
          3.
 X                 Program Orientation Packet
          4.
 X                 Grievance Procedures
          5.
 X                 Vendor Policies, including, but not limited to
                   absentee/lateness policy, Holiday schedule, disciplinary procedures.

OTHER DOCUMENTS:

Administrative and fiscal information:

          1. Completed South Bay Workforce Investment Area Authorized Signature form

-------------------------------------------------------------------------------
                                  EXHIBIT C


                       VENDOR'S REQUIRED DOCUMENT


-------------------------------------------------------------------------------

                   listing names and signatures of those persons authorized to execute Agreements, contracts, modifications, fiscal statements and other documents for Vendor.

 X        2.       Vendor shall complete 504 accessibility survey forms prior to written authorization to enroll.

 X        3.       Debarment and Suspension Certification (for contracts over
                   $25,000)

 X        4.       Lobbying Certification and Disclosure (for contracts in
                   excess of $100,000), if applicable.

 X        5.       Other, specify:  (1) STATEMENT OF BUSINESS OWNERSHIP, and
                   (2) NON-DISCRIMINATION CLAUSE STATEMENT

Require Insurance Certificates:

 X        1.       General Liability Coverage with endorsements.*

 X        2.       Automobile Liability Coverage with endorsements.*

 N/A      3.       Public Entity Evidence of Self-Insurance (if applicable)*

 X        4.       Worker Compensation Coverage
                            Endorsements must name the City of HAWTHORNE, its officers, employees, and agents as additional insured.

                                    EXHIBIT D



                       PROGRAM PLAN/PERFORMANCE STANDARDS


Vendor Name:               I-NET VERSITY

Course Title(s) covered by this Exhibit:

         1)  Microsoft Certified Systems Engineering
         2)  Microsoft Certified Product Specialist - NT
         3)  Microsoft Certified Product Specialist - Web
I.       VENDOR RESPONSIBILITIES
         A.       Administer appropriate pre-tests where applicable.

         B. Provide reason(s) for rejection of applicants first to applicant, with a written summary of said reasons to appropriate referring entity(s).

         C. Insure that the number of participants in classroom training does not exceed State requirements for training or maximum room occupancy.

         D. Provide program orientation to every participant enrolled, with verification of such orientation signed by participant and maintained in each participant's file. Orientation shall include, but not be limited to: Student policies pertaining to disciplinary procedures, grievance procedures, notice of student rights, information on "how students are doing," holiday schedule and attendance requirements and procedures. Vendor shall adhere to State required five (5) day cancellation policy requirements.

         E. Provide written grievance/complaint resolution and nondiscrimination policies and procedures to applicants and participant with explanation of process. In addition to standard grievance/complaint resolution and non-discrimination procedures, handicapped participants shall also receive grievance/complaint resolution and non-discrimination policies and procedures applicable to handicapped persons. A document verifying receipt of these documents shall be signed and dated and maintained in participant file.

         F. Vendor shall maintain and make available participant daily attendance records.

         G. Vendor will provide participant with certificate of successful completion and competency achievement and maintain copies of completed and scored tests described in Exhibit "B" in participant files.

         H.       Job Placement activities:

                  1. Vendor shall provide placement services to WIA participants that are comparable to services provided to all other students of Vendor.

         I.       TERMINATION OTHER THAN PLACEMENT

                  1.       Participant Decision:  If a participant chooses to
                          drop out of the program an exit interview will be held, if possible, to document reason. Vendor will advise City/South Bay Workforce Investment Area and appropriate referring entity(s) in writing within two
                          (2) business days of learning of participant's decision.

                  2.       Vendor Decision:  If Vendor determines that a
                          participant can no longer benefit from the program, the Vendor will:
                          (a)      First notify appropriate referring entity(s)
                          (b) Conduct exit interview, providing information to participant in accessing other resources which may be available.

         J. PARTICIPANT UNALLOWABLE ACTIVITIES AND COSTS: Vendor will comply with the following guidelines per WIA Directive 86-6, July 2, 1986, or compensation may be disallowed:

                  1. PUBLIC SERVICE EMPLOYMENT: No funds will be used under this contract for public service employment, subsidized employment with public and non-profit employers providing public services.

                  2. SECTARIAN ACTIVITIES: The employment or training of participants in sectarian activities is prohibited.

                  3. POLITICAL ACTIVITIES: No financial assistance may be provided for any program which involves political activities.

                  4.       MAINTENANCE OF EFFORT:
                           (a) No currently employed worker shall be displaced by any participant (including partial displacement, such as a reduction in hours of non-overtime work, wages or employment benefits).
                           (b) No program shall impair existing contracts for services or collective bargaining agreements, except that no program under this act which would be inconsistent with the terms of a collective bargaining agreement shall be undertaken without the written concurrence of the labor organization and employer concerned.
                           (c) No participant shall be employed or job opening filled (1) when any other individual is on layoff from the same or any substantially equivalent job, or (2) when the employer has terminated the employment with the intention of filling the vacancy so created by hiring a participant whose wages are subsidized under this contract.
                           (d) No jobs shall be created in a promotional line that will infringe in any way upon the promotional opportunities of currently employed individuals.
                  5. WIA funds received by agencies or individuals may not be used to assist, promote, or deter unionization.

                  6. No funds provided under WIA may be used for contributions on behalf of any participant to retirement systems or plans.

                  7. No person or organization may charge an individual a fee for the placement or referral of such individual in or to a training program funded under this Act.

                  8. Davis Bacon wages shall be paid to participants employed as laborers or mechanics by vendors or subcontractors, when working in construction which is assisted under the Act and which is related to a building used for WIA programs.

                  9. Funds provided under this Act shall only be used for activities which are in addition to those which would otherwise be available in the area in the absence of such funds.

                 10. No funds may be used to assist in relocating establishments, or parts thereof, from one area to another unless such relocation will not result in an increase in unemployment in the area of original location or in any other area.

                 11. Funds provided under this Act shall not be used to duplicate facilities or services available in the area (with or without reimbursement) from Federal, State, or local sources, unless it is demonstrated that alternative services or facilities would be more effective or more likely to achieve the service delivery area's performance goals.
         K. Vendors offering access to federal and/or state education assistance grants shall provide City with a list of WIA participants who are receiving financial aid through one or more Educational Assistance Programs (including WIA participants for whom ADA funds were received) and shall reimburse the City for funds which were used to pay training costs for participants who received financial aid after training began.

II.      VENDOR PERFORMANCE

         EVALUATION STANDARDS:

         Vendors will be evaluated quarterly on all activities conducted under this agreement from July 1st through June 30th. Activity(s) not completed in the program year in which the enrollment occurred will be carried over and evaluated in the following program year or the program year in which the completion occurs. Evaluation of vendor performance may include, but not be limited to the following:
            1.       Training-related placement rate at termination shall be:

                  Occupation                                                   Rate
                 -----------                                                  ------
1)  Microsoft Certified Systems Engineering                                    70%

2)  Microsoft Certified Product Specialist-NT                                  70%

3)  Microsoft Certified Product Specialist-Web                                 70%

            2. FOLLOW-UP ENTERED EMPLOYMENT RATE: The follow-up entered employment rate is the total number of participants employed at 91 days after termination into employment (which ahs occurred within 90 days from completion of training) divided by the total number of participants terminated at thirteen weeks (91 days).

                  The follow-up training-related entered employment rate shall be no less than: 70%

            3. TOTAL WEEKLY EARNINGS AT FOLLOW-UP: Total weekly earnings for all participants employed at 91 days after termination into employment (which has occurred within 90 days from completion of training) divided by the total number of participants employed at thirteen weeks (91 days). Training-related wage rates at placement and at 91 day follow-up shall be no less than:

                  Occupation                                  Minimum                      Average
                  ----------                                  -------                      -------
1)  Microsoft Certified Systems Engineering                   $6.50                         $7.00

2)  Microsoft Certified Product Specialist-NT                 $6.50                         $7.00

3)  Microsoft Certified Product Specialist-Web                $6.50                         $7.00

            4. CONTRACT COMPLIANCE CAPABILITY: Service Provider ability to comply with contract requirements.

            5. CONTRACT ADMINISTRATION: Administration of Program, including but not limited to:

                  a.       Documentation
                  b.       Participant Records
                  c.       Prompt and accurate invoicing
                  d.       Cooperation

            6. VENDOR'S FISCAL ACCOUNTABILITY: Vendor shall be monitored for compliance with financial management requirements to ensure that WIA assets are safeguarded against loss from unauthorized use or disposition. Furthermore, vendor shall be required to comply with all applicable California
                     State Tuition Refund Policies.

III.     UNDERSTANDINGS

         A. Vendor understands that this Agreement is a tuition reimbursement contract.

         B. Vendor agrees that job placement for participants accepted into training program shall be a primary responsibility of Vendor, including job identification, job solicitation and job development.
         C. Vendor understands that once a participant is enrolled and costs have been incurred, responsibility for participant's training and placement is assumed.

         D. Vendor understands that City, Administrative Entity, and its agents are charged with tracking and reporting on compliance and performance of all Agreements to the South Bay Workforce Investment Area and/or designated committees. City, Administrative Entity, and its agents are required to monitor and provide evaluation information to appropriate persons and committees. Such methods for evaluation may include surveys of participants and employers.

         E. Vendor understands that this program plan is subject to modification in order to comply with required policies, procedures and/or interpretation of state guidelines.

         F. Vendor understands that on-site monitoring conducted by City, Administrative Entity and/or its agents, shall include a review of the financial assistance awards list to find WIA enrollees and to identify possible WIA training fund over-payments in order to recover funds from training institution that received education assistance program funds on behalf of WIA participants.

         G. Vendor understands that all costs paid out for a participant who is enrolled without written authorization from City prior to enrollment shall be the sole responsibility of the Vendor. In the event of any disallowed costs, the South Bay

                  Workforce Investment Area will withhold amounts owed the debtor for past services or other considerations already provided in satisfaction of the debt owed or use any other repayment method identified in the South Bay Workforce Investment Area debt collection policy.

         H. The conduct of the parties to this agreement shall be in accordance with Title VI and VII of the Civil Rights Act of 1964, and the rules and regulations promulgated thereunder. In addition,

                  1. During the performance of this Agreement, the Vendor, Sub-grantee and its sub-contractees shall not deny the Sub-grants benefits to any person on the basis of religion, color, ethnic group identification, sex, age, physical or mental disability, or political affiliation, nor shall they discriminate unlawfully against any employee or applicant for employment because of race, religion, color, nationality origin, marital status, age, sex or political affiliation. Sub-grantee shall insure that the evaluation and treatment of employees and applicants for employment are free of such discrimination.
                  2. Vendor shall include the nondiscrimination and compliance provisions of this clause in all subcontracts to perform work under the Sub-grant.

         I. Vendor will administer its programs under the Workforce Investment Act in full compliance with safeguards against fraud, abuse and criminal activity as set forth in WIA Regulations. Vendor's employees and participants shall be alert to any instances of fraud, abuse, and criminal activity committed by staff or program participants and report all such instances to the administrative entity within 24 hours of discovery in accordance with requirements and procedures contained in WIA Regulations and JTPD Directive 84-19. Vendor shall provide evidence of notification to employees and participants of policies and reporting procedures concerning fraud, abuse and criminal activity.

         J. Vendor shall provide training in a classroom environmental setting that does not depict religious artifacts, signs, drawings, etc. where participant may be influenced or distracted during the course of normal business operation hours.

                                    EXHIBIT E



                   STATEMENT OF BUSINESS OWNERSHIP FOR VENDOR


Business Name:           Inetversity

Business Address:        19951 Mariner Avenue, Suite 100
                         Torrance, California  90503

Contact Person:          Noreen Khan              No. of employees:  63

Telephones:              (1) 310/921-1999   (2) 310/921-4138   FAX 310/370-2205

  Type of Organization:    Public (Govt.)      Local Education Agency (LEA)
                        ---                  ---

                         X Private for-profit       Private not-for-profit
                        ---                      ---

                           Other:
                        ---        ----------------------------------

  Structure:               Public Agency  If so:    Local    State    Federal
                        ---                      ---      ---     ---

                         X  Corporation     Sole Proprietorship      Partnership
                        ---             ---                      ---

Federal Tax ID:    95-4706140    Project Name:  REGIONAL TRAINING VENDOR
                                 DIRECTORY (RTVD)

State ID:          444-71951     Contract Amount:  INDEFINITE QUANTITY



/s/ N. Khan                                         April 18, 2000
----------------------------                        --------------------------
SIGNATURE                                           DATE


          Noreen Khan, CEO/President
----------------------------------------------------------
NAME and TITLE of AUTHORIZED REPRESENTATIVE


          I-Net Versity
----------------------------------------------------------
ORGANIZATION

INSTRUCTIONS FOR CERTIFICATION

1. By signing and submitting this proposal, the prospective recipient of Federal assistance funds is providing the certification as set out below.

2. The certification in this clause is a material representation of fact upon which reliance was placed when this transaction was entered into. If it is later determined that the prospective recipient of Federal assistance funds knowingly rendered an erroneous certification, in addition to other remedies to the Federal Government, the Department of Labor (DOL) may pursue available remedies, including suspension and/or debarment.

3. The prospective recipient of Federal assistance funds shall provide immediate written notice to the person to which this proposal is submitted if at any time the prospective recipient of Federal assistance funds learns that its certification was erroneous when submitted or has become erroneous by reason of changed circumstances.

4. The terms "covered transaction," "debarred," "suspending," "ineligible," "lower tier covered transaction," "participant," "person," "primary covered transaction," "principal," "proposal," and "voluntarily excluded," as used in this clause, have the meanings set out in the Definitions and Coverage sections of rules implementing Executive Order 12549. You may contact the person to which this proposal is submitted for assistance in obtaining a copy of those regulations.

5. The prospective recipient of Federal assistance funds agrees by submitting this proposal that, should the proposed covered transaction be entered into, it shall not knowingly enter into any lower tier covered transaction with a person who is debarred, suspended, declared ineligible, or voluntarily excluded from participation in this covered transaction, unless authorized by the DOL.

6. The prospective recipient of Federal assistance funds further agrees by submitting this proposal that it will include the clause titled "Certification Regarding Debarment, Suspension, Ineligibility and Voluntary Exclusion - Lower Tier Covered Transaction," without modification, in all lower tier covered transactions and in all solicitations for lower tier covered transactions.

7. A participant in a covered transaction may rely upon a certification of a prospective participant in a lower tier covered transaction that it is not debarred, suspended, ineligible, or voluntarily excluded from the covered transaction, unless it knows that the certification is erroneous. A participant may decide the method and frequency by which it determines the eligibility of its principals. Each participant may but is not required to check the LIST OF PARTIES EXCLUDED FROM PROCUREMENT OR NON-PROCUREMENT PROGRAMS.

8. Nothing contained in the foregoing shall be construed to require establishment of a system of records in order to render in good faith the certification required by this clause. The knowledge and information of a participant is not required to exceed that which is normally possessed by a prudent person in the ordinary course of business dealings.

9. Except for transactions authorized under paragraph 5 of these instructions, if a participant in a covered transaction knowingly enters into a lower tier covered transaction with a person who is suspended, debarred, ineligible, or voluntarily excluded from participation in this transaction, in addition to other remedies available to the Federal Government, the DOL may pursue available remedies, including suspension and/or debarment.

                 CERTIFICATION REGARDING DEBARMENT, SUSPENSION,

                      INELIGIBILITY AND VOLUNTARY EXCLUSION

                         LOWER TIER COVERED TRANSACTIONS


This certification is required by the regulations implementing Executive Order 12549, Debarment and Suspension, 29 CFR Part 98, Section 98.510, Participants' responsibilities. The regulations were published as Part VII of the May 26, 1988 FEDERAL REGISTER (pages 19160-19211).

(BEFORE COMPLETING CERTIFICATION, READ INSTRUCTIONS FOR CERTIFICATION)

(1) The prospective recipient of federal assistance funds certifies, by submission of this proposal, that neither it nor its principals are presently debarred, suspended, proposed for debarment, declared ineligible, or voluntarily excluded from participation in this transaction by any Federal department or agency.

(2) Where the prospective recipient of Federal assistance funds is unable to certify to any of the statements in this certification, such prospective participant shall attach an explanation to this proposal.







/s/ N. Khan                                         April 20, 2000
----------------------------                        --------------------------
SIGNATURE                                           DATE


          Noreen Khan, CEO/President
----------------------------------------------------------
NAME AND TITLE OF AUTHORIZED REPRESENTATIVE


          I-Net Versity
----------------------------------------------------------
ORGANIZATION

                                    EXHIBIT G



                             LOBBYING CERTIFICATION

              (FOR CONTRACTS, GRANTS, LOANS AND COOPERATIVE AGREEMENTS)

The undersigned certifies, to the best of his/her knowledge and belief, that:

1. No Federal appropriated funds have been paid or will be paid, by or on behalf of the undersigned, to any person for influencing or attempting to influence an officer or employee of a Member of Congress in connection with the awarding of any Federal contract, the making of any Federal grant, the making of any Federal loan, the entering into of any cooperative agreement, and the extension, continuation, renewal, amendment, or modification of any Federal contract, grant, loan or cooperative agreement.
2. If any funds other than Federal appropriated funds have been paid or will be paid to any person for influencing or attempting to influence an officer or employee of any agency, a Member of Congress, an officer or employee of Congress, or an employee of a Member of Congress in connection with this Federal contract, grant, loan, or cooperative agreement, the undersigned shall complete and submit Standard Form-LLL "Disclosure Form to Report Lobbying" in accordance with its instructions.
3. The undersigned shall require that the language of this certification be included in the award documents for all sub-awards at all tiers (including subcontracts, subgrants, and contracts under grants, loans, and cooperative agreements) and that all subrecipients shall certify and disclose accordingly.
4. This certification is a material representation of fact upon which reliance was placed when this transaction was made or entered into. Submission of this certification is a prerequisite for making or entering into this transaction imposed by Section 1352 Title 31, U.S. Code. Any person who fails to file the required certification shall be subject to a civil penalty of not less than $10,000 and not more than $100,000 for each such failure.



/s/ N. Khan                                         April 20, 2000
----------------------------                        --------------------------
SIGNATURE                                           DATE


          Noreen Khan, CEO/President
----------------------------------------------------------
NAME AND TITLE OF AUTHORIZED REPRESENTATIVE


          I-Net Versity
----------------------------------------------------------
ORGANIZATION

During the performance of this contract, the contractor/vendor agrees as follows:

I. The contractor/vendor will not discriminate against any employee or applicant for employment because of race, religious creed, color, national origin, ancestry, physical handicap, medical condition, marital status or sex. The contractor/vendor will take affirmative action to assure that applicants are employed, and that employees are treated during their employment, without regard to their race, religious creed, color, national origin, ancestry, physical handicap, medical condition, marital status or sex. Such affirmative action shall be designed to insure against discrimination in the following: employment, upgrading, demotion or transfer, recruitment or recruitment advertising; layoff or termination; rates of pay or other forms of compensation, and selection for training, including apprenticeships or any other change or proposed change in employment conditions.

II. The contractor/vendor will cause the foregoing to be inserted in all subcontracts for any work covered by this contract so that such provisions will be binding upon each subcontractor, provided that the foregoing provisions shall not apply to contracts or subcontracts for standard commercial supplies or raw materials.



/s/ N. Khan                                         April 20, 2000
----------------------------                        --------------------------
AUTHORIZED SIGNATURE                                DATE


          Noreen Khan, CEO/President
----------------------------------------------------------
TITLE


          I-Net Versity
----------------------------------------------------------
ORGANIZATION

------------------------------------------------------------ ---------------------------------------------------------
ACCORD CERTIFICATE OF LIABILITY INSURANCE                    Date (mmddyy)
                                                             03/21/00
------------------------------------------------------------ ---------------------------------------------------------
PROCESSOR                                                    THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION
SND INSURANCE AGENCY                                         ONLY AND CONVEYS NO RIGHTS UPON THE CERTIFICATE
11813 E. Carson St.                                          HOLDER.  THIS CERTIFICATE DOES NOT AMEN, EXTEND OR
Hawaiian Gardens, CA 90716                                   ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW.

                                                                           INSURANCE AFFORDING COVERAGE
------------------------------------------------------------ ---------------------------------------------------------
INSURED                                                      INSURER A:  SABLE INSURANCE CO.
INETVERSITY                                                  INSURER B:
19951 MARINER AVE., #100                                     INSURER C:
TORRANCE, CA 90503                                           INSURER D:
------------------------------------------------------------ ---------------------------------------------------------

COVERAGE
THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN. THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS EXCLUSIONS AND CONDITIONS OF SUCH POLICIES, AGGREGATE LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

------------------------- --------------- ------------- -------------- -----------------------------------------------
TYPE OF INSURANCE         POLICY NUMBER   POLICY  DATE  POLICY   EXP.  LIMITS
                                          EFFECTIVE     DATE
------------------------- --------------- ------------- -------------- ----------------------- -----------------------
v   COMMERCIAL GENERAL    SWA4001853      1/01/00       1/01/01        cash coverage           $1,000,000
         LIABILITY                                                     fire damage             $   30,000
                                                                                               $   10,000
                                                                       personal                $1,000,000
------------------------- --------------- ------------- -------------- ----------------------- -----------------------
                                                                       general aggregate       $2,000,000
                                                                       products                $1,000,000
                                                                       each accident           $1,000,000
WORKERS COMPENSATION AND                                               disease ea employee     $1,000,000
EMPLOYERS LIABILTY                                                     disease policy limit    $1,000,000
------------------------ --------------- -------------- -------------- ----------------------- -----------------------

THE CITY OF HAWTHORNE AS WELL AS IT'S EMPLOYEES AND AGENTS ARE NAMED AS ADDITIONAL INSURED'S BUT ONLY AS RESPECT TO WORK PERFORMED BY THE NAMED INSURED PERFORM GECG951 *10 DAYS NOTICE OF CANCELLATION FOR NON-PAY

CERTIFICATE HOLDER:
--------------------------------------- ------------------------------------------------------------------------------
CITY OF HAWTHORNE                       CANCELLATION:  SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE
ONE MANCHESTER BLVD.                    THE EXPIRATION DATE THEREOF, THE ISSUER WILL ENDEAVOR TO MAIL DAYS
INGLEWOOD, CA 90301                     AFTER NOTICE TO THE CERTIFICATE HOLDER NAMED TO THE LEFT, BUT FAILURE TO DO
                                        SO SHALL IMPOSE NO OBLIGATION OR LIABILITY OF ANY KIND UPON THE INSURER,
                                        ITS AGENTS OR REPRESENTATIVES.
--------------------------------------- ------------------------------------------------------------------------------
                                        Authorized Representative:
                                        /s/Deejay
--------------------------------------- ------------------------------------------------------------------------------

------------------------------------------------------------ ---------------------------------------------------------
ACCORD CERTIFICATE OF LIABILITY INSURANCE                    Date (mmddyy)
                                                             03/23/00
------------------------------------------------------------ ---------------------------------------------------------
PROCESSOR                                                    THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION
ACME  INSURANCE SERVICES                                     ONLY AND CONVEYS NO RIGHTS UPON THE CERTIFICATE
209 S First St., #302                                        HOLDER. THIS CERTIFICATE DOES NOT AMEN, EXTEND OR
Alhambra, CA 91801                                           ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW.

                                                                           INSURANCE AFFORDING COVERAGE
------------------------------------------------------------ ---------------------------------------------------------
INSURED                                                      INSURER A:  The Hartford Casualty Ins. Co.
INETVERSITY                                                  INSURER B:
19951 MARINER AVE., #100                                     INSURER C:
TORRANCE, CA 90503                                           INSURER D:
------------------------------------------------------------ ---------------------------------------------------------

COVERAGE
THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN. THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS EXCLUSIONS AND CONDITIONS OF SUCH POLICIES, AGGREGATE LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

------------------------- --------------- ------------- -------------- -----------------------------------------------
TYPE OF INSURANCE         POLICY NUMBER   POLICY  DATE  POLICY   EXP.  LIMITS
                                          EFFECTIVE     DATE
------------------------- --------------- ------------- -------------- ----------------------- -----------------------
v   COMMERCIAL GENERAL    S7SBAKD9782     1/30/00       1/30/01        cash coverage           $1,000,000
         LIABILITY                                                     fire damage             $   30,000
                                                                       med exp.                $    1,000
                                                                       personal                $1,000,000
------------------------- --------------- ------------- -------------- ----------------------- -----------------------
                                                                       general aggregate       $2,000,000
                                                                       products                $1,000,000
------------------------- --------------- ------------- -------------- ----------------------- -----------------------

THE CITY OF HAWTHORNE AS WELL AS IT'S EMPLOYEES AND AGENTS ARE NAMED AS ADDITIONAL INSURED'S BUT ONLY AS RESPECT TO WORK PERFORMED BY THE NAMED INSURED PERFORM GECG951 *10 DAYS NOTICE OF CANCELLATION FOR NON-PAY

CERTIFICATE HOLDER:
--------------------------------------- ------------------------------------------------------------------------------
CITY OF HAWTHORNE                       CANCELLATION: SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE
ONE MANCHESTER BLVD.                    THE EXPIRATION DATE THEREOF, THE ISSUER WILL ENDEAVOR TO MAIL DAYS
INGLEWOOD, CA 90301                     AFTER NOTICE TO THE CERTIFICATE HOLDER NAMED TO THE LEFT, BUT FAILURE TO DO
                                        SO SHALL IMPOSE NO OBLIGATION OR LIABILITY OF ANY KIND UPON THE INSURER,
                                        ITS AGENTS OR REPRESENTATIVES.
--------------------------------------- ------------------------------------------------------------------------------
                                        Authorized Representative:
                                        /s/Deejay
--------------------------------------- ------------------------------------------------------------------------------

                                   iNetVersity
                    19951 Mariner Avenue, Torrance, CA 90503

March 29, 2000

South Bay Private Industry Council
(City of Hawthorne)
One Manchester Blvd.
Inglewood, CA 90301

To Whom It May Concern:

Company owned or operated vehicles will not be used to perform any of the services contemplated by the agreement between the City of Hawthorne and InetVersity.

/s/ F. I. Cajayon
------------------------------------
F. I. Cajayon, Director

                         Amendment to Agreement CC99-144

This amendment to Agreement C99-144 is made and entered into as of June 28, 2999 by and between the City of Torrance, a municipal Corporation (CITY), on behalf of the Carson/Lomita/Torrance Consortium (CLTC) and iNetVersity Training Center, a California corporation ("VENDOR").

Recitals:

A. The CITY entered into an Agreement with the VENDOR on July 1, 1999 to provide vocational training services.

B.       The Agreement was in the amount of $150,000.

C.       The VENDOR has provided services to the satisfaction of the CITY.

D. The Carson/Lomita/Torrance Private Industry Council, appointed by the CITY to exercise oversight of all employment and training programs, has determined that services under Agreement C99-144 are consistent with its purposes and goals and wishes to amend terms in the Agreement to reflect conclusion of services under JTPA, and extend the term of the Agreement.

Agreement:

1. The second paragraph, which establishes the term of the Agreement, is deleted in its entirety and amended to read as follows:

         "This Agreement establishes the terms and conditions under which participants enrolled in the C/L/T PIC's grant funded job training programs will receive occupational skills training through the VENDOR during the period July 1, 1999 to June 30, 2001."

2. Paragraph D., entitled DISPUTES AND GRIEVANCES, sub-section 1., is deleted in its entirety and amended to read as follows:

         "1.      VENDOR will maintain a system to handle participant grievances
                  according to applicable legislative       guidelines."

3. Paragraph E., entitled MODIFICATION AND TERMINATION, sub-section 3., is deleted it its entirety and amended to read as follows:

         "3. This Agreement may be terminated in whole or in party for any of the following reasons:

                  (a) either party may terminate this Agreement for convenience by giving 30 - calendar days advance written notice to the other party in person or by certified mail;

                  (b) either party may terminate this Agreement
                      immediately for cause by giving written notice. Breach of any of the terms and conditions or specified attachments will constitute cause for termination;

                  (c) if CITY fails to receive sufficient grant funds to meet any or all of its obligations due to fund reduction, suspension, termination, or other causes, the CITY will have the right to immediately and unilaterally reduce or terminate all or part to its obligations under this Agreement."

4. Paragraph H., entitled FINANCIAL ASSISTANCE, is deleted in it entirety and amended to read as follows:

         "VENDOR will encourage and assist all participants to obtain and make maximum use of Pell Grant funding and will promptly notify CITY, in writing, of the amount and disposition of such funds. VENDOR, CITY, and participant will agree to the allocation of federal grant funding and Pell resources to costs of tuition, fees, books and participant living expenses. Expenses payable with Pell funds will not be allowable expenditures under this Agreement."

5. Paragraph I., entitled EQUAL OPPORTUNITY, is deleted in its entirety and amended to read as follows:

         "The VENDOR assures, with respect to operation of the CITY's grant funded programs or activities and all Agreements or arrangements to carry out the programs or activities, that will comply fully with the nondiscrimination and equal opportunity provisions of the Workforce Investment Act f 1998 (WIA); the Balanced Budget Act of 1997 authorizing Welfare-to-Work activities; the Personal Responsibility and Work Opportunity Reconciliation Act of 1996; the Job Training Partnership Act of 1982, as amended (JTPA), including the Nontraditional Employment for Women Act f 1991; title VI of the Civil Rights Act of 1964, as amended; title IX of the Education Amendments of 1972, as amended; and with all applicable requirements imposed by or pursuant to regulations implementing those laws, including but not limited to 29 CFR part 34. The United States has the right to seek judicial enforcement of this assurance."

6. Exhibit C, entitled Information and Notices, is deleted in its entirety and amended to read as follows:

         "A. All Notices given y CITY to VENDOR will be in writing and delivered to:

                      Attn.:                    Noreen Khan
                      Vendor Name:              iNetVersity Training Center
                      Address:                  19951 Mariner Avenue, Suite 100
                                                Torrance, CA 90503
                      Phone:                    (310) 921-1999
                      Fax:                      (310) 370-9629

         or at such other address or to such other persons VENDOR may from time to time designate in writing.

         B.       All payments given by CITY to VENDOR will be delivered to:

                      Attn.:                    Noreen Khan
                      Vendor Name:              iNetVersity Training Center
                      Address:                  19951 Mariner Avenue, Suite 100
                                                Torrance, CA 90503
                      Phone:                    (310) 921-1999
                      Fax:                      (310) 370-9629

         or at such other address or to such other persons as VENDOR may from time to time designate in writing.

         C. All information, invoices and questions regarding payments by VENDOR to CITY will be delivered to:

                      Attn.: J. H. Olds, Comptroller
                      Carson/Lomita/Torrance Private Industry Council
                      One Civic Plaza, Suite 500
                      Carson, CA 90745
                      Phone: (310) 518-8100
                      Fax: (310) 518-8215
         or at such other address or to such other persons as CITY may from time to time designate in writing.

         D. All information, notices and questions regarding contract terms by VENDOR to CITY will be delivered to:

                      Attn.: Andrew Orpe, Contract Liaison Leader
                      Carson/Lomita/Torrance Private Industry Council One Civic Plaza, Suite 500
                      Carson, CA 90745
                      Phone: (310) 518-8100
                      Fax: (310) 518-8215

                  or at such other address or to such other persons as CITY may from time to time designate in writing.

         E. Any notice or payment may be given by depositing the same at the United States Post Office, properly addressed as aforesaid, postage fully pre-paid, for delivery by mail."

8. In all other respects the agreement dated on July 1, 1999 between CITY and VENDOR is ratified and reaffirmed and is in full force and effect.

CITY OF TORRANCE                                   iNetVersity Center,
a Municipal Corporation                            a California Corporation

/s/ Dee Hardison                                   /s/ Noreen Khan
-----------------------                            ----------------------------
Dee Hardison, Mayor                                Noreen Khan, CEO

ATTEST:

/s/ Sue Herbers
-----------------------------
Sue Herbers, CITY Clerk

APPROVED TO AS TO FORM:

/s/ Heather Whitham
-----------------------------
Heather Whitham
Deputy City Attorney